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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-25379, No. 333-39070 and No. 333-112427 of Tesoro Petroleum Corporation on Form S-8 and in Registration Statement No. 333-84018 of Tesoro Petroleum Corporation on Form S-3 of our report dated March 10, 2004, appearing in this Annual Report on Form 10-K of Tesoro Petroleum Corporation for the year ended December 31, 2003.



San Antonio, Texas
March 10, 2004